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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): February 26, 2007


                   MSCC HELOC Trust 2007-1 (Issuing Entity)
                   ----------------------------------------
                 MORGAN STANLEY ABS CAPITAL I INC. (Depositor)
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            (Exact name of registrant as specified in its charter)


          Delaware                   333-130694               13-3939229
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(State or Other Jurisdiction       (Commission             (I.R.S. Employer
     of Incorporation)              File Number)         Identification No.)


1585 Broadway, 2nd Floor
  New York, New York                                            10036
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  (Address of Principal                                      (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (212)      761-4000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
       (17 CFR 240.14a-12(b))

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.   Financial Statements, Pro Forma Financial
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Information and Exhibits.
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(a)   Not applicable.

(b)   Not applicable.

(c)   Not applicable.

(d)   Exhibits:

5.1   Legality Opinion of Sidley Austin LLP.

8.1   Tax Opinion of Sidley Austin LLP.

23.1  Consent of Sidley Austin LLP (included in Exhibits 5.1 and 8.1).



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

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MORGAN STANLEY ABS CAPITAL I INC.




                                       By:  /s/Steven Shapiro
                                            ----------------------------------
                                            Name:    Steven Shapiro
                                            Title:   Executive Director



Dated:  February 26, 2007



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Exhibit Index
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Exhibit
No.                     Description of Exhibit

5.1        Legality Opinion of Sidley Austin LLP.

8.1        Tax Opinion of Sidley Austin LLP.

23.1       Consent of Sidley Austin LLP (included in Exhibits 5.1 and 8.1).



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